Exhibit 10.19

EXECUTIVE LEADERSHIP GROUP AGREEMENT

United Technologies Corporation

This Executive Leadership Group Agreement (the “ELG Agreement”) is entered into between Judith Marks (hereinafter the “Executive”) and United Technologies Corporation (“UTC”), a Delaware corporation, with an office and place of business at 10 Farm Springs Road, Farmington, Connecticut (UTC and all its subsidiaries, divisions and affiliates are hereinafter referred to as the “Company”).

The Executive acknowledges receipt of the materials summarizing the United Technologies Corporation’s Executive Leadership Group (“ELG”) Program and the benefits available to the Executive as a member of the ELG, as well as the Executive’s obligations and commitments to the Company as an ELG member.  Capitalized terms in this ELG Agreement are defined in Attachment A of the ELG Program materials.

ELG benefits include a restricted stock unit (RSU) retention award, disability benefits, and an annual car allowance.  Following three years of ELG service, the ELG Restricted Stock Unit Retention Award (the “ELG RSU Retention Award”) provides for vesting in the event of a Qualifying Separation.  A “Qualifying Separation” means and includes a Mutually Agreeable Termination, a Change in Control Termination, or retirement at age 62 or later.  Vesting is also subject to compliance with ELG Covenants.  The ELG RSU Retention Award will not vest in the case of a Termination for Cause.  The amounts realized in the event of the vesting of the ELG RSU Retention Award will be offset and reduced by the full amount (if any) of cash severance benefits that the Executive may separately be entitled to receive from the Company based on any employment agreement or other contractual obligation or statutory scheme, including mandated termination indemnities or similar benefits.

While employed and following termination of employment, the Executive agrees to protect and to not disclose Company Information, until such information has become public or is no longer material or relevant to the Company.  While employed and for a two year period following termination of employment, the Executive agrees to refrain from activities that might reasonably be expected to induce an employee to leave the Company.  In the event of a Qualifying Separation, the Executive will vest in the ELG RSU Retention Award provided the Executive agrees to certain additional commitments to the Company, including a two year non-compete agreement and a waiver of claims arising from or relating to the termination of the Executive’s employment.

ELG membership requires commitment to UTC share ownership guidelines.  The value of an ELG member’s UTC share ownership must equal or exceed three times (3x) annual base salary within five years of appointment to the ELG.

In consideration of the ELG benefits, the Executive hereby commits to membership in the ELG effective October 20, 2017 in accordance with the terms and conditions set forth in this Agreement and as further described in the ELG Program materials.  In consideration of ELG membership, the Executive hereby acknowledges and accepts the obligations and commitments to the Company, including postemployment restrictions and protective covenants as described in this Agreement and the ELG Program materials.  The Company, in turn, agrees to provide ELG benefits to the Executive upon receipt of this signed Agreement in accordance with this Agreement and as described in the ELG Program materials.

/s/ Judith Marks
Judith Marks
President, Otis Elevator Company

10 November 2017
Date

UNITED TECHNOLOGIES CORPORATION

By	/s/ Elizabeth B. Amato
Elizabeth B. Amato
Executive Vice President and Chief Human Resources Officer

11/13/17
Date

Attachment A

Definitions

The following terms shall have the following meanings for purposes of the Executive Leadership Group Program, including all agreements, awards and benefits:

(a)	“Company” means United Technologies Corporation and its subsidiaries, divisions and affiliates.

(b)
“Company Information” means (i) confidential or proprietary information including without limitation information received from third parties under confidential or proprietary conditions; (ii) information subject to the Company’s attorney-client or work-product privilege; and (iii) other technical, business or financial information, the use or disclosure of which might reasonably be construed to be contrary to the Company’s interests.

(c)	“Qualifying Separation” means and includes a Mutually Agreeable Termination, a Change-in-Control Termination, or retirement at age 62 or later.

(i)
“Mutually Agreeable Termination” means a decision by the Company, in its sole discretion, to terminate the Executive’s employment with the Company as a result of circumstances described in this paragraph and the Executive’s acknowledgment and agreement that his/her employment will end as a result of such circumstances.  Circumstances that may result in a Mutually Agreeable Termination include management realignment, change in business conditions or priorities, the sale or elimination of the Executive’s business unit or any other change in business circumstances that materially and adversely affects the Executive’s role within the Company or such circumstances that preclude continued employment at the ELG level, in all cases as determined by the Executive Vice President and Chief Human Resources Officer.  Neither a unilateral voluntary resignation nor a Termination for Cause will constitute a Mutually Agreeable Termination.

(ii)
“Change-in-Control Termination” means either the involuntary termination of the Executive’s employment by the Company (other than a Termination for Cause) or the voluntary resignation by the Executive for Good Reason within 24 months following a Change-in-Control.

(A)	“Change-in-Control” shall mean any of the following events:

1.
The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act (a “Person”)) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of the then-outstanding Shares of Common Stock plus any other outstanding shares of stock of the Corporation entitled to vote in the election of directors (the “Outstanding Corporation Voting Securities”); provided, however, that the Corporation and any employee benefit plan (or related trust) sponsored by it shall not be deemed to be a Person; or

2.
A change in the composition of the Board such that the individuals who constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board. For this purpose, any individual whose election or nomination for election by the Corporation’s shareowners was approved by a vote of at least two-thirds of the directors then comprising the Incumbent Board shall be considered a member of the Incumbent Board; or

3.
The consummation of a reorganization, merger, statutory share exchange or consolidation or similar corporate transaction involving the Corporation or any of its Subsidiaries or a sale or other disposition of substantially all of the assets of the Corporation or a material acquisition of assets or stock of another entity by the Corporation or any of its Subsidiaries, (each, a “Business Combination”) if:

a.
the individuals and entities that were the beneficial owners of the Outstanding Corporation Voting Securities immediately prior to such Business Combination do not beneficially own, directly or indirectly, more than 50% of the then-outstanding shares of stock and the combined voting power of the then-outstanding voting securities of the corporation resulting from such Business Combination; or

b.	a Person beneficially owns, directly or indirectly, 20% or more of the then-outstanding shares of stock of the corporation resulting from such Business Combination; or

c.	members of the Incumbent Board do not comprise at least a majority of the members of the board of directors of the corporation resulting from such Business Combination; or

4.	A complete liquidation or dissolution of the Corporation.

If an Award is determined to be subject to Section 409A of the Code, the payment or settlement of the Award shall accelerate upon a Change-in-Control only if the event also constitutes a “change in ownership,” “change in effective control,” or “change in the ownership of a substantial portion of the Corporation’s assets” as defined under Section 409A of the Code. Any adjustment to the Award that does not affect the Award’s status under Section 409A (including, but not limited to, accelerated vesting or adjustment of the amount of the Award) may occur upon a Change-in-Control as defined herein without regard to this paragraph, even if the event does not constitute a Change-in-Control under Section 409A.

(B)	“Good Reason” means voluntary termination of the Executive’s employment within twenty-four (24) months of a Change-in-Control and the occurrence of any one or more of the following:

1.
The assignment of the Executive to a position that is materially inconsistent with the Executive’s authorities, duties, responsibilities, and status (including reporting relationships) as an employee of the Company, or a material reduction or change in the nature or status of the Executive’s authorities, duties, or responsibilities from those in effect immediately preceding a Change-in-Control;

2.
The Company requires the Executive to be based at a location which is at least fifty (50) miles further from the Executive’s current primary residence than such residence is from the Executive’s current job location, except for required travel on Company business to an extent substantially consistent with the Executive’s business obligations immediately preceding the Change-in-Control;

3.	A reduction by the Company in the Executive’s Base Salary in effect on the date preceding the Change-in-Control;

4.
A material reduction in the Executive’s level of participation in any of the Company’s short- and/or long-term incentive compensation plans, employee benefit or retirement plans, policies, practices, or arrangements in which the Executive participates from the levels in place during the fiscal year immediately preceding the Change-in-Control; provided, however, that reductions in the levels of participation in any such plans shall not be deemed to be “Good Reason” if the Executive’s reduced level of participation in each such program remains substantially consistent with the average level of participation of other executives who have positions commensurate with the Executive’s position; or

5.	The failure of the Company to obtain a satisfactory agreement from any successor to the Company to assume and agree to perform its obligations under this Agreement.

(d)
“Termination for Cause” means a decision by the Company to terminate the Executive’s employment for (i) violation of an ELG covenant, (ii) conduct involving a felony criminal offense under U.S. federal or state law or an equivalent violation of the laws of any other  country, (iii) dishonesty, fraud, self-dealing, or material violations of civil law in the course of fulfilling the Executive’s employment duties; (iv) breach of the Executive’s intellectual property agreement or other written agreement with the Company; or (v) willful misconduct injurious to the Company, as determined by the Committee.

EXECUTIVE LEADERSHIP GROUP AGREEMENT

United Technologies Corporation

This Executive Leadership Group Agreement (the “ELG Agreement”) is entered into between Laurie Havanec (hereinafter the “Executive”) and United Technologies Corporation (“UTC”), a Delaware corporation, with an office and place of business at 10 Farm Springs Road, Farmington, Connecticut (UTC and all its subsidiaries, divisions and affiliates are hereinafter referred to as the “Company”).

The Executive acknowledges receipt of the materials summarizing the United Technologies Corporation’s Executive Leadership Group (“ELG”) Program and the benefits available to the Executive as a member of the ELG, as well as the Executive’s obligations and commitments to the Company as an ELG member.  Capitalized terms in this ELG Agreement are defined in Attachment A of the ELG Program materials.

ELG benefits include recognition of status as one of UTC’s most senior leaders, with annual Long-Term Incentive Plan awards and annual bonus awards commiserate with your ELG status, a significant restricted stock unit (RSU) retention award, disability benefits, and an annual car allowance.  Following three years of ELG service, the ELG Restricted Stock Unit Retention Award (the “ELG RSU Retention Award”) provides for vesting in the event of a Qualifying Separation.  A “Qualifying Separation” means and includes a Mutually Agreeable Termination, a Change-in-Control Termination, or retirement at age 62 or later.  Vesting is also subject to compliance with ELG Covenants.  The ELG RSU Retention Award will not vest in the case of a Termination for Cause.  The amounts realized in the event of the vesting of the ELG RSU Retention Award will be offset and reduced by the full amount (if any) of cash severance benefits that the Executive may separately be entitled to receive from the Company based on any employment agreement or other contractual obligation or statutory scheme, including mandated termination indemnities or similar benefits.  The Executive agrees that in the event of such an offset, the Executive’s commitments under the ELG remain in full force and effect.

While employed and following termination of employment, the Executive agrees to protect and not to disclose Company Information until such information has become public or is no longer material or relevant to the Company.  While employed and for a two year period following termination of employment, the Executive agrees to refrain from soliciting Company employees or engaging in other activities that might reasonably be expected to induce an employee to leave the Company.  For a one-year period following termination of employment, the Executive agrees to be bound by a one-year non-compete agreement.  In the event of a Qualifying Separation, the Executive will vest in the ELG RSU Retention Award provided the Executive agrees to certain additional commitments to the Company, including an additional one year non-compete agreement and a waiver of claims arising from or relating to the termination of the Executive’s employment.  In the event payment is required under local law for enforcement of a non-compete, the Executive agrees that the Company may structure payments and/or distribution of amounts payable pursuant to this ELG Agreement, and/or the ELG RSU Retention Award, or payments in lieu thereof, at the time of separation to satisfy local requirements, which may include adjustments to method, form and timing of benefits, provided such payments are not subject to IRC Section 409A.

ELG membership requires commitment to UTC share ownership guidelines.  The value of an ELG member’s UTC share ownership must equal or exceed three times (3x) annual base salary within five years of appointment to the ELG.

In consideration of the ELG benefits, the Executive hereby commits to membership in the ELG effective October 16, 2019 in accordance with the terms and conditions set forth in this Agreement and as further described in the ELG Program materials.  In consideration of ELG membership, the Executive hereby acknowledges and accepts the obligations and commitments to the Company, including postemployment restrictions and protective covenants as described in this Agreement and the ELG Program materials.  The Company, in turn, agrees to provide ELG benefits to the Executive upon receipt of this signed Agreement in accordance with this Agreement and as described in the ELG Program materials.

/s/ Laurie Havanec
Laurie Havanec
Vice President & Chief Human Resources Officer
Otis Elevator

November 8, 2019
Date

UNITED TECHNOLOGIES CORPORATION

By	/s/ Elizabeth B. Amato
Elizabeth B. Amato
Executive Vice President and Chief Human Resources Officer

11/13/2019
Date

Attachment A

Executive Leadership Group Program Definitions

(a)	“Committee” means the Compensation Committee of the Board of Directors.
(b)	“Company” means United Technologies Corporation and its subsidiaries, divisions and affiliates.
(c)
“Company Information” means (i) confidential or proprietary information, including without limitation, information received from third parties under confidential or proprietary conditions; (ii) information subject to the Company’s attorney-client or work-product privilege; and (iii) other technical, business or financial information, the use or disclosure of which might reasonably be construed to be contrary to the Company’s interests.

(d)	“Qualifying Separation” means and includes a Mutually Agreeable Termination, a Change-in-Control Termination, or retirement at age 62 or later.
(i)
 “Mutually Agreeable Termination” means a decision by the Company, in its sole discretion, to terminate the Executive’s employment with the Company as a result of circumstances described in this paragraph and the Executive’s acknowledgment and agreement that his/her employment will end as a result of such circumstances.  Circumstances that may result in a Mutually Agreeable Termination include management realignment, change in business conditions or priorities, the sale or elimination of the Executive’s business unit or any other change in business circumstances that materially and adversely affects the Executive’s role within the Company or such circumstances that preclude continued employment at the ELG level, in all cases as determined by the Executive Vice President and Chief Human Resources Officer.  Neither a unilateral voluntary resignation nor a Termination for Cause will constitute a Mutually Agreeable Termination.

(ii)
“Change-in-Control Termination” means either the involuntary termination of the Executive’s employment by the Company (other than a Termination for Cause) or the voluntary resignation by the Executive for Good Reason within 24 months following a Change-in-Control.

(A)	“Change-in-Control” shall mean any of the following events:
1.
An acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a “Person”) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either: (a) the then outstanding shares of common stock of the Corporation (the “Outstanding Corporation Common Stock”); or (b) the combined voting power of the then outstanding voting securities of the Corporation entitled to vote generally in the election of directors (the “Outstanding Corporation Voting Securities”); provided, however, that for purposes of this section 1, the following acquisitions shall not constitute a Change-in-Control: (1) any acquisition directly from the Corporation, (2) any acquisition by the Corporation, (3) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Corporation or any entity controlled by the Corporation, or (4) any acquisition by any entity pursuant to a transaction that complies with clauses (a), (b) and (c) of subsection (3) of this Section (d)(ii)(A); or

2.
A change in the composition of the Board such that the individuals who, as of the Effective Date, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that for purposes of this Section (d)(2)(A), any individual who becomes a member of the Board subsequent to the Effective Date whose election, or nomination for election by the Corporation’s shareowners, was approved by a vote of at least two-thirds of those individuals who are members of the Board and who were also members of the Incumbent Board (or deemed to be pursuant to this proviso) shall be considered as though such individual were a member of the Incumbent Board; provided further, that any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board shall not be considered as a member of the Incumbent Board; or

3.
The consummation of a reorganization, merger, statutory share exchange or consolidation or similar transaction involving the Corporation or any of its subsidiaries or a sale or other disposition of all or substantially all of the assets of the Corporation, or the acquisition of assets or stock of another entity by the Corporation or any of its subsidiaries, (a “Business Combination”), in each case, unless following such Business Combination, (a) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Corporation Common Stock and Outstanding Corporation Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of common stock (or, for a non-corporate entity, equivalent securities) and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors (or, for a non-corporate entity, equivalent securities), as the case may be, of the entity resulting from such Business Combination (including an entity that, as a result of such transaction, owns the Corporation or all or substantially all of the Corporation’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Corporation Common Stock and Outstanding Corporation Voting Securities, as the case may be, (b) no Person (excluding any entity resulting from such Business Combination or any employee benefit plan (or related trust) of the Corporation or such entity resulting from such Business Combination) beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock (or, for a non-corporate entity, equivalent securities) of the entity resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such entity except to the extent that such ownership existed prior to the Business Combination, and (c) at least a majority of the members of the Board of Directors (or, for a non-corporate entity, equivalent body or committee) of the entity resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

4.	The approval by the shareholders of the Corporation of a complete liquidation or dissolution of the Corporation.
The sale, merger or other transaction affecting any subsidiary or business unit of the Corporation will in no case be considered a Change-in-Control under this Program.

If an Award is determined to constitute nonqualified deferred compensation within the meaning of Section 409A of the Code, a Change-in-Control shall not constitute a settlement or distribution event with respect to such Award, or an event that otherwise changes the timing of settlement or distribution of such Award, unless the Change-in-Control also constitutes an event described in Section 409A(a)(2)(v) of the Code and the regulations promulgated thereunder (a “Section 409A CIC”); provided, however, that whether or not a Change-in-Control is a Section 409A CIC, such Change-in-Control shall result in the accelerated vesting of such Award to the extent provided by the Award Agreement, this Plan, any Individual Agreement or otherwise by the Committee.

(B)
“Good Reason” means, voluntary termination of the Executive’s employment within twenty-four (24) months of a Change-in-Control and the occurrence of any of the following without a Participant’s consent: (i) a material reduction in the Participant’s annual base salary, annual bonus opportunities, long-term incentive opportunities or other compensation and benefits in the aggregate from those in effect immediately prior to the Change-in-Control; (ii) a material diminution in the Participant’s title, duties, authority, responsibilities, functions or reporting relationship from those in effect immediately prior to the Change-in-Control; (iii) a mandatory relocation of the Participant’s principal location of employment greater than 50 miles from immediately prior to the Change-in-Control; or (iv) the failure of the Company to obtain a satisfactory agreement from any successor to the Company to assume and agree to perform its obligations under this Agreement.

In order to invoke a termination for Good Reason, the Participant shall provide written notice to the Corporation of the existence of one or more of the conditions described in clauses (i) through (iv) within 90 days following the Participant’s knowledge of the initial existence of such condition or conditions, and the Corporation shall have 30 days following receipt of such written notice (the “Cure Period”) during which it may cure the condition, if curable. If the Corporation fails to cure the condition constituting Good Reason during the Cure Period, the Participant must terminate employment, if at all, within one year following the end of the Cure Period in order for such termination to constitute a termination for Good Reason. The Participant’s mental or physical incapacity following the occurrence of an event described above in clauses (i) through (iii) shall not affect the Participant’s ability to terminate employment for Good Reason.

(e)
“Termination for Cause” means a decision by the Company to terminate the Executive’s employment for (i) violation of an ELG covenant, (ii) conduct involving a felony criminal offense under U.S. federal or state law or an equivalent violation of the laws of any other  country, (iii) dishonesty, fraud, self-dealing, or material violations of civil law in the course of fulfilling the Executive’s employment duties; (iv) breach of the Executive’s intellectual property agreement or other written agreement with the Company; (v) willful misconduct injurious to the Company, as determined by the Committee; (vi) negligent conduct injurious to the Company, including negligent supervision of a subordinate who causes significant harm to the Company as determined by the Committee; or (vii) prior to a Change-in-Control, such other events as shall be determined by the Committee. Following a Change-in-Control, any determination by the Committee as to whether “Cause” exists shall be subject to de novo review.

EXECUTIVE LEADERSHIP GROUP AGREEMENT

United Technologies Corporation

This Executive Leadership Group Agreement (the “ELG Agreement”) is entered into between Mark Eubanks (hereinafter the “Executive”) and United Technologies Corporation (“UTC”), a Delaware corporation, with an office and place of business at 10 Farm Springs Road, Farmington, Connecticut (UTC and all its subsidiaries, divisions and affiliates are hereinafter referred to as the “Company”).

The Executive acknowledges receipt of the materials summarizing the United  Technologies Corporation’s Executive Leadership Group (“ELG”) Program and the benefits available to the Executive as a member of the ELG, as well as the Executive’s obligations and commitments to the Company as an ELG member.  Capitalized terms in this ELG Agreement are defined in Attachment A of the ELG Program materials.

ELG benefits include recognition of status as one of UTC’s most senior leaders, with annual Long-Term Incentive Plan awards and annual bonus awards commiserate with your ELG status, a significant restricted stock unit (RSU) retention award, disability benefits, and an annual car allowance.  Following three years of ELG service, the ELG Restricted Stock Unit Retention Award (the “ELG RSU Retention Award”) provides for vesting in the event of a Qualifying Separation.  A “Qualifying Separation” means and includes a Mutually Agreeable Termination, a Change in Control Termination, or retirement at age 62 or later.  Vesting is also subject to compliance with ELG Covenants.  The ELG RSU Retention Award will not vest in the case of a Termination for Cause.  The amounts realized in the event of the vesting of the ELG RSU Retention Award will be offset and reduced by the full amount (if any) of cash severance benefits that the Executive may separately be entitled to receive from the Company based on any employment agreement or other contractual obligation or statutory scheme, including mandated termination indemnities or similar benefits.  The Executive agrees that in the event of such an offset, the Executive’s commitments under the ELG remain in full force and effect.

While employed and following termination of employment, the Executive agrees to protect and not to disclose Company Information until such information has become public or is no longer material or relevant to the Company.  While employed and for a two year period following termination of employment, the Executive agrees to refrain from soliciting Company employees or engaging in other activities that might reasonably be expected to induce an employee to leave the Company.  For a one-year period following termination of employment, the Executive agrees to be bound by a one-year non-compete agreement.  In the event of a Qualifying Separation, the Executive will vest in the ELG RSU Retention Award provided the Executive agrees to certain additional commitments to the Company, including an additional one year non-compete agreement and a waiver of claims arising from or relating to the termination of the Executive’s employment.  In the event payment is required under local law for enforcement of a non-compete, the Executive agrees that the Company may structure payments and/or distribution of amounts payable pursuant to this ELG Agreement, and/or the ELG RSU Retention Award, or payments in lieu thereof, at the time of separation to satisfy local requirements, which may include adjustments to method, form and timing of benefits, provided such payments are not subject to IRC Section 409A.

ELG membership requires commitment to UTC share ownership guidelines.  The value of an ELG member’s UTC share ownership must equal or exceed three times (3x) annual base salary within five years of appointment to the ELG.

In consideration of the ELG benefits, the Executive hereby commits to membership in the ELG effective April 1, 2019 in accordance with the terms and conditions set forth in this Agreement and as further described in the ELG Program materials.  In consideration of ELG membership, the Executive hereby acknowledges and accepts the obligations and commitments to the Company, including postemployment restrictions and protective covenants as described in this Agreement and the ELG Program materials.  The Company, in turn, agrees to provide ELG benefits to the Executive upon receipt of this signed Agreement in accordance with this Agreement and as described in the ELG Program materials.

/s/ Mark Eubanks
Mark Eubanks
President, Otis EMEA
Otis

June 14, 2019
Date

UNITED TECHNOLOGIES CORPORATION

By	/s/ Elizabeth B. Amato
Elizabeth B. Amato
Executive Vice President and Chief Human Resources Officer

08/12/2019
Date

Attachment A

Executive Leadership Group Program Definitions

(a)	“Committee” means the Compensation Committee of the Board of Directors.
(b)	“Company” means United Technologies Corporation and its subsidiaries, divisions and affiliates.
(c)
“Company Information” means (i) confidential or proprietary information, including without limitation, information received from third parties under confidential or proprietary conditions; (ii) information subject to the Company’s attorney-client or work-product privilege; and (iii) other technical, business or financial information, the use or disclosure of which might reasonably be construed to be contrary to the Company’s interests.

(d)	“Qualifying Separation” means and includes a Mutually Agreeable Termination, a Change-in-Control Termination, or retirement at age 62 or later.
(i)
“Mutually Agreeable Termination” means a decision by the Company, in its sole discretion, to terminate the Executive’s employment with the Company as a result of circumstances described in this paragraph and the Executive’s acknowledgment and agreement that his/her employment will end as a result of such circumstances.  Circumstances that may result in a Mutually Agreeable Termination include management realignment, change in business conditions or priorities, the sale or elimination of the Executive’s business unit or any other change in business circumstances that materially and adversely affects the Executive’s role within the Company or such circumstances that preclude continued employment at the ELG level, in all cases as determined by the Executive Vice President and Chief Human Resources Officer.  Neither a unilateral voluntary resignation nor a Termination for Cause will constitute a Mutually Agreeable Termination.

(ii)
“Change-in-Control Termination” means either the involuntary termination of the Executive’s employment by the Company (other than a Termination for Cause) or the voluntary resignation by the Executive for Good Reason within 24 months following a Change-in-Control.

(A)	“Change-in-Control” shall mean any of the following events:
1.
An acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a “Person”) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either: (a) the then outstanding shares of common stock of the Corporation (the “Outstanding Corporation Common Stock”); or (b) the combined voting power of the then outstanding voting securities of the Corporation entitled to vote generally in the election of directors (the “Outstanding Corporation Voting Securities”); provided, however, that for purposes of this section 1, the following acquisitions shall not constitute a Change-in-Control: (1) any acquisition directly from the Corporation, (2) any acquisition by the Corporation, (3) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Corporation or any entity controlled by the Corporation, or (4) any acquisition by any entity pursuant to a transaction that complies with clauses (a), (b) and (c) of subsection (3) of this Section (d)(ii)(A); or

2.
A change in the composition of the Board such that the individuals who, as of the Effective Date, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that for purposes of this Section (d)(2)(A), any individual who becomes a member of the Board subsequent to the Effective Date whose election, or nomination for election by the Corporation’s shareowners, was approved by a vote of at least two-thirds of those individuals who are members of the Board and who were also members of the Incumbent Board (or deemed to be pursuant to this proviso) shall be considered as though such individual were a member of the Incumbent Board; provided further, that any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board shall not be considered as a member of the Incumbent Board; or

3.
The consummation of a reorganization, merger, statutory share exchange or consolidation or similar transaction involving the Corporation or any of its subsidiaries or a sale or other disposition of all or substantially all of the assets of the Corporation, or the acquisition of assets or stock of another entity by the Corporation or any of its subsidiaries, (a “Business Combination”), in each case, unless following such Business Combination, (a) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Corporation Common Stock and Outstanding Corporation Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of common stock (or, for a non-corporate entity, equivalent securities) and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors (or, for a non-corporate entity, equivalent securities), as the case may be, of the entity resulting from such Business Combination (including an entity that, as a result of such transaction, owns the Corporation or all or substantially all of the Corporation’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Corporation Common Stock and Outstanding Corporation Voting Securities, as the case may be, (b) no Person (excluding any entity resulting from such Business Combination or any employee benefit plan (or related trust) of the Corporation or such entity resulting from such Business Combination) beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock (or, for a non-corporate entity, equivalent securities) of the entity resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such entity except to the extent that such ownership existed prior to the Business Combination, and (c) at least a majority of the members of the Board of Directors (or, for a non-corporate entity, equivalent body or committee) of the entity resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

4.	The approval by the shareholders of the Corporation of a complete liquidation or dissolution of the Corporation.

The sale, merger or other transaction affecting any subsidiary or business unit of the Corporation will in no case be considered a Change-in-Control under this Program.

If an Award is determined to constitute nonqualified deferred compensation within the meaning of Section 409A of the Code, a Change-in-Control shall not constitute a settlement or distribution event with respect to such Award, or an event that otherwise changes the timing of settlement or distribution of such Award, unless the Change-in-Control also constitutes an event described in Section 409A(a)(2)(v) of the Code and the regulations promulgated thereunder (a “Section 409A CIC”); provided, however, that whether or not a Change-in-Control is a Section 409A CIC, such Change-in-Control shall result in the accelerated vesting of such Award to the extent provided by the Award Agreement, this Plan, any Individual Agreement or otherwise by the Committee.

(B)
“Good Reason” means, voluntary termination of the Executive’s employment within twenty-four (24) months of a Change-in-Control and the occurrence of any of the following without a Participant’s consent:  (i) a material reduction in the Participant’s annual base salary, annual bonus opportunities, long-term incentive opportunities or other compensation and benefits in the aggregate from those in effect immediately prior to the Change-in-Control; (ii) a material diminution in the Participant’s title, duties, authority, responsibilities, functions or reporting relationship from those in effect immediately prior to the Change-in-Control; (iii) a mandatory relocation of the Participant’s principal location of employment greater than 50 miles from immediately prior to the Change-in-Control; or (iv) the failure of the Company to obtain a satisfactory agreement from any successor to the Company to assume and agree to perform its obligations under this Agreement.

In order to invoke a termination for Good Reason, the Participant shall provide written notice to the Corporation of the existence of one or more of the conditions described in clauses (i) through (iv) within 90 days following the Participant’s knowledge of the initial existence of such condition or conditions, and the Corporation shall have 30 days following receipt of such written notice (the “Cure Period”) during which it may cure the condition, if curable.  If the Corporation fails to cure the condition constituting Good Reason during the Cure Period, the Participant must terminate employment, if at all, within one year following the end of the Cure Period in order for such termination to constitute a termination for Good Reason.  The Participant’s mental or physical incapacity following the occurrence of an event described above in clauses (i) through (iii) shall not affect the Participant’s ability to terminate employment for Good Reason.

(e)
“Termination for Cause” means a decision by the Company to terminate the Executive’s employment for (i) violation of an ELG covenant, (ii) conduct involving a felony criminal offense under U.S. federal or state law or an equivalent violation of the laws of any other country, (iii) dishonesty, fraud, self-dealing, or material violations of civil law in the course of fulfilling the Executive’s employment duties; (iv) breach of the Executive’s intellectual property agreement or other written agreement with the Company; (v) willful misconduct injurious to the Company, as determined by the Committee; (vi) negligent conduct injurious to the Company, including negligent supervision of a subordinate who causes significant harm to the Company as determined by the Committee; or (vii) prior to a Change-in-Control, such other events as shall be determined by the Committee.  Following a Change-in-Control, any determination by the Committee as to whether “Cause” exists shall be subject to de nova review.

EXECUTIVE LEADERSHIP GROUP AGREEMENT

United Technologies Corporation

This Executive Leadership Group Agreement (the “ELG Agreement”) is entered into between Nora E. LaFreniere (hereinafter the “Executive”) and United Technologies Corporation (“UTC”), a Delaware corporation, with an office and place of business at Farmington, Connecticut (UTC and all its subsidiaries, divisions and affiliates are hereinafter referred to as the “Company”).

The Executive acknowledges receipt of the materials summarizing the United Technologies Corporation’s Executive Leadership Group (“ELG”) Program and the benefits available to the Executive as a member of the ELG, as well as the Executive’s obligations and commitments to the Company as an ELG member.  Capitalized terms in this ELG Agreement are defined in Attachment A of the ELG Program materials.

ELG benefits include a restricted stock unit (RSU) retention award, disability benefits, and an annual car allowance.  Following three years of ELG service, the ELG Restricted Stock Unit Retention Award (the “ELG RSU Retention Award”) provides for vesting in the event of a Qualifying Separation.  A “Qualifying Separation” means and includes a Mutually Agreeable Termination, a Change in Control Termination, or retirement at age 62 or later.  Vesting is also subject to compliance with ELG Covenants.  The ELG RSU Retention Award will not vest in the case of a Termination for Cause.

While employed and following termination of employment, the Executive agrees to  protect and to not disclose Company Information, until such information has become public or is no longer material or relevant to the Company.  While employed and for a two-year period following termination of employment, the Executive agrees to refrain from activities that might reasonably be expected to induce an employee to leave the Company.  In the event of a Qualifying Separation, the Executive will vest in the ELG RSU Retention Award provided the Executive agrees to certain additional commitments to the Company, including a three year non-compete agreement and a waiver of claims arising from or relating to the termination of the Executive’s employment.

ELG membership requires commitment to UTC share ownership guidelines.  The value of an ELG member’s UTC share ownership must equal or exceed three times (3x) annual base salary within five years of appointment to the ELG.

In consideration of the ELG benefits, the Executive hereby commits to membership in the ELG effective January 1, 2016 in accordance with the terms and conditions set forth in this Agreement and as further described in the ELG Program materials.  In consideration of ELG membership, the Executive hereby acknowledges and accepts the obligations and commitments to the Company, including postemployment restrictions and protective covenants as described in this Agreement and the ELG Program materials.  The Company, in turn, agrees to provide ELG benefits to the Executive upon receipt of this signed Agreement in accordance with this Agreement and as described in the ELG Program materials.

/s/ Nora E. LaFreniere
VP, General Counsel
Otis

3/1/2016
Date

UNITED TECHNOLOGIES CORPORATION

By	Elizabeth B. Amato
Executive Vice President and Chief Human Resources Officer

3/2/2016
Date

Attachment A

Definitions

The following terms shall have the following meanings for purposes of the Executive Leadership Group Program, including all agreements, awards and benefits:

(a)	“Company” means United Technologies Corporation and its subsidiaries, divisions and affiliates.
(b)
“Company Information” means (i) confidential or proprietary information including without limitation information received from third parties under confidential or proprietary conditions; (ii) information subject to the Company’s attorney-client or work-product privilege; and (iii) other technical, business or financial information, the use or disclosure of which might reasonably be construed to be contrary to the Company’s interests.

(c)	“Qualifying Separation” means and includes a Mutually Agreeable Termination, a Change-in-Control Termination, or retirement at age 62 or later.
(i)
 “Mutually Agreeable Termination” means a decision by the Company, in its sole discretion, to terminate the Executive’s employment with the Company as a result of circumstances described in this paragraph and the Executive’s acknowledgment and agreement that his/her employment will end as a result of such circumstances.  Circumstances that may result in a Mutually Agreeable Termination include management realignment, change in business conditions or priorities, the sale or elimination of the Executive’s business unit or any other change in business circumstances that materially and adversely affects the Executive’s role within the Company or such circumstances that preclude continued employment at the ELG level, in all cases as determined by the Executive Vice President and Chief Human Resources Officer.  Neither a unilateral voluntary resignation nor a Termination for Cause will constitute a Mutually Agreeable Termination.

(ii)
“Change-in-Control Termination” means either the involuntary termination of the Executive’s employment by the Company (other than a Termination for Cause) or the voluntary resignation by the Executive for Good Reason within 24 months following a Change in-Control.

(A)	“Change-in-Control” shall mean any of the following events:
1.
The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act (a “Person”)) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of the then-outstanding Shares of Common Stock plus any other outstanding shares of stock of the Corporation entitled to vote in the election of directors (the “Outstanding Corporation Voting Securities”); provided, however, that the Corporation and any employee benefit plan (or related trust) sponsored by it shall not be deemed to be a Person; or

2.
A change in the composition of the Board such that the individuals who constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board. For this purpose, any individual whose election or nomination for election by the Corporation’s shareowners was approved by a vote of at least two-thirds of the directors then comprising the Incumbent Board shall be considered a member of the Incumbent Board; or

3.
The consummation of a reorganization, merger, statutory share exchange or consolidation or similar corporate transaction involving the Corporation or any of its Subsidiaries or a sale or other disposition of substantially all of the assets of the Corporation or a material acquisition of assets or stock of another entity by the Corporation or any of its Subsidiaries, (each, a “Business Combination”) if:

a.
the individuals and entities that were the beneficial owners of the Outstanding Corporation Voting Securities immediately prior to such Business Combination do not beneficially own, directly or indirectly, more than 50% of the then-outstanding shares of stock and the combined voting power of the then-outstanding voting securities of the corporation resulting from such Business Combination; or

b.	a Person beneficially owns, directly or indirectly, 20% or more of the then-outstanding shares of stock of the corporation resulting from such Business Combination; or
c.	members of the Incumbent Board do not comprise at least a majority of the members of the board of directors of the corporation resulting from such Business Combination; or
4.	A complete liquidation or dissolution of the Corporation.
If an Award is determined to be subject to Section 409A of the Code, the payment or settlement of the Award shall accelerate upon a Change-in-Control only if the event also constitutes a “change in ownership,” “change in effective control,” or “change in the ownership of a substantial portion of the Corporation’s assets” as defined under Section 409A of the Code. Any adjustment to the Award that does not affect the Award’s status under Section 409A (including, but not limited to, accelerated vesting or adjustment of the amount of the Award) may occur upon a Change-in-Control as defined herein without regard to this paragraph, even if the event does not constitute a Change-in-Control under Section 409A.

(B)	“Good Reason” means voluntary termination of the Executive’s employment within twenty-four (24) months of a Change-in-Control and the occurrence of any one or more of the following:

1.
The assignment of the Executive to a position that is materially inconsistent with the Executive’s authorities, duties, responsibilities, and status (including reporting relationships) as an employee of the Company, or a material reduction or change in the nature or status of the Executive’s authorities, duties, or responsibilities from those in effect immediately preceding a Change-in-Control;

2.
The Company requires the Executive to be based at a location which is at least fifty (50) miles further from the Executive’s current primary residence than such residence is from the Executive’s current job location, except for required travel on Company business to an extent substantially consistent with the Executive’s business obligations immediately preceding the Change-in-Control;

3.	A reduction by the Company in the Executive’s Base Salary in effect on the date preceding the Change-in-Control;

4.
A material reduction in the Executive’s level of participation in any of the Company’s short- and/or long-term incentive compensation plans, employee benefit or retirement plans, policies, practices, or arrangements in which the Executive participates from the levels in place during the fiscal year immediately preceding the Change-in-Control; provided, however, that reductions in the levels of participation in any such plans shall not be deemed to be “Good Reason” if the Executive’s reduced level of participation in each such program remains substantially consistent with the average level of participation of other executives who have positions commensurate with the Executive’s position; or

5.	The failure of the Company to obtain a satisfactory agreement from any successor to the Company to assume and agree to perform its obligations under this Agreement.
(d)
“Termination for Cause” means a decision by the Company to terminate the Executive’s employment for (i) violation of an ELG covenant, (ii) conduct involving a felony criminal offense under U.S. federal or state law or an equivalent violation of the laws of any other  country, (iii) dishonesty, fraud, self-dealing, or material violations of civil law in the course of fulfilling the Executive’s employment duties; (iv) breach of the Executive’s intellectual property agreement or other written agreement with the Company; or (v) willful misconduct injurious to the Company, as determined by the Committee.

EXECUTIVE LEADERSHIP GROUP AGREEMENT

United Technologies Corporation

This Executive Leadership Group Agreement (the “ELG Agreement”) is entered into between Peiming Perry Zheng (hereinafter the “Executive”) and United Technologies Corporation (“UTC”), a Delaware corporation, with an office and place of business at 10 Farm Springs Road, Farmington, Connecticut (UTC and all its subsidiaries, divisions and affiliates are hereinafter referred to as the “Company”).

The Executive acknowledges receipt of the materials summarizing the United Technologies Corporation’s Executive Leadership Group (“ELG”) Program and the benefits available to the Executive as a member of the ELG, as well as the Executive’s obligations and commitments to the Company as an ELG member.  Capitalized terms in this ELG Agreement are defined in Attachment A of the ELG Program materials.

ELG benefits include a restricted stock unit (RSU) retention award.  Following three years of ELG service, the ELG Restricted Stock Unit Retention Award (the “ELG RSU Retention Award”) provides for vesting in the event of a Qualifying Separation.  A “Qualifying Separation” means and includes a Mutually Agreeable Termination, a Change in Control Termination, or retirement at age 62 or later.  Vesting is also subject to compliance with ELG Covenants.  The ELG RSU Retention Award will not vest in the case of a Termination for Cause.  The amounts realized in the event of the vesting of the ELG RSU Retention Award will be offset and reduced by the full amount (if any) of cash severance benefits that the Executive may separately be entitled to receive from the Company based on any employment agreement or other contractual obligation or statutory scheme, including mandated termination indemnities or similar benefits.

While employed and following termination of employment, the Executive agrees to protect and to not disclose Company Information, until such information has become public or is no longer material or relevant to the Company.  While employed and for a two-year period following termination of employment, the Executive agrees to refrain from activities that might reasonably be expected to induce an employee to leave the Company.  In the event of a Qualifying Separation, the Executive will vest in the ELG RSU Retention Award provided the Executive agrees to certain additional commitments to the Company, including a three year non-compete agreement and a waiver of claims arising from or relating to the termination of the Executive’s employment.

ELG membership requires commitment to UTC share ownership guidelines.  The value of an ELG member’s UTC share ownership must equal or exceed three times (3x) annual base salary within five years of appointment to the ELG.

In consideration of the ELG benefits, the Executive hereby commits to membership in the ELG effective January 1, 2017 in accordance with the terms and conditions set forth in this Agreement and as further described in the ELG Program materials.  In consideration of ELG membership, the Executive hereby acknowledges and accepts the obligations and commitments to the Company, including postemployment restrictions and protective covenants as described in this Agreement and the ELG Program materials.  The Company, in turn, agrees to provide ELG benefits to the Executive upon receipt of this signed Agreement in accordance with this Agreement and as described in the ELG Program materials.

/s/ Peiming Perry Zheng
Peiming Perry Zheng
President, Otis China Area
Otis Elevator

Jan. 27, 2017
Date

UNITED TECHNOLOGIES CORPORATION

By	/s/ Elizabeth B. Amato
Elizabeth B. Amato
Executive Vice President and Chief Human Resources Officer

01/27/17
Date

Attachment A

Definitions

The following terms shall have the following meanings for purposes of the Executive Leadership Group Program, including all agreements, awards and benefits:

(a)	“Company” means United Technologies Corporation and its subsidiaries, divisions and affiliates.
(b)
“Company Information” means (i) confidential or proprietary information including without limitation information received from third parties under confidential or proprietary conditions; (ii) information subject to the Company’s attorney-client or work-product privilege; and (iii) other technical, business or financial information, the use or disclosure of which might reasonably be construed to be contrary to the Company’s interests.

(c)	“Qualifying Separation” means and includes a Mutually Agreeable Termination, a Change- in-Control Termination, or retirement at age 62 or later.
(i)
 “Mutually Agreeable Termination” means a decision by the Company, in its sole discretion, to terminate the Executive’s employment with the Company as a result of circumstances described in this paragraph and the Executive’s acknowledgment and agreement that his/her employment will end as a result of such circumstances.  Circumstances that may result in a Mutually Agreeable Termination include management realignment, change in business conditions or priorities, the sale or elimination of the Executive’s business unit or any other change in business circumstances that materially and adversely affects the Executive’s role within the Company or such circumstances that preclude continued employment at the ELG level, in all cases as determined by the Executive Vice President and Chief Human Resources Officer.  Neither a unilateral voluntary resignation nor a Termination for Cause will constitute a Mutually Agreeable Termination.

(ii)
“Change-in-Control Termination” means either the involuntary termination of the Executive’s employment by the Company (other than a Termination for Cause) or the voluntary resignation by the Executive for Good Reason within 24 months following a Change in-Control.

(A)	“Change-in-Control” shall mean any of the following events:
1.
The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act (a “Person”)) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of the then-outstanding Shares of Common Stock plus any other outstanding shares of stock of the Corporation entitled to vote in the election of directors (the “Outstanding Corporation Voting Securities”); provided, however, that the Corporation and any employee benefit plan (or related trust) sponsored by it shall not be deemed to be a Person; or

2.
A change in the composition of the Board such that the individuals who constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board. For this purpose, any individual whose election or nomination for election by the Corporation’s shareowners was approved by a vote of at least two-thirds of the directors then comprising the Incumbent Board shall be considered a member of the Incumbent Board; or

3.
The consummation of a reorganization, merger, statutory share exchange or consolidation or similar corporate transaction involving the Corporation or any of its Subsidiaries or a sale or other disposition of substantially all of the assets of the Corporation or a material acquisition of assets or stock of another entity by the Corporation or any of its Subsidiaries, (each, a “Business Combination”) if:

a.
the individuals and entities that were the beneficial owners of the Outstanding Corporation Voting Securities immediately prior to such Business Combination do not beneficially own, directly or indirectly, more than 50% of the then-outstanding shares of stock and the combined voting power of the then-outstanding voting securities of the corporation resulting from such Business Combination; or

b.	a Person beneficially owns, directly or indirectly, 20% or more of the then-outstanding shares of stock of the corporation resulting from such Business Combination; or
c.	members of the Incumbent Board do not comprise at least a majority of the members of the board of directors of the corporation resulting from such Business Combination; or
4.	A complete liquidation or dissolution of the Corporation.

If an Award is determined to be subject to Section 409A of the Code, the payment or settlement of the Award shall accelerate upon a Change-in-Control only if the event also constitutes a “change in ownership,” “change in effective control,” or “change in the ownership of a substantial portion of the Corporation’s assets” as defined under Section 409A of the Code. Any adjustment to the Award that does not affect the Award’s status under Section 409A (including, but not limited to, accelerated vesting or adjustment of the amount of the Award) may occur upon a Change-in-Control as defined herein without regard to this paragraph, even if the event does not constitute a Change-in-Control under Section 409A.

(B)	“Good Reason” means voluntary termination of the Executive’s employment within twenty-four (24) months of a Change-in-Control and the occurrence of any one or more of the following:

1.
The assignment of the Executive to a position that is materially inconsistent with the Executive’s authorities, duties, responsibilities, and status (including reporting relationships) as an employee of the Company, or a material reduction or change in the nature or status of the Executive’s authorities, duties, or responsibilities from those in effect immediately preceding a Change-in-Control;

2.
The Company requires the Executive to be based at a location which is at least fifty (50) miles further from the Executive’s current primary residence than such residence is from the Executive’s current job location, except for required travel on Company business to an extent substantially consistent with the Executive’s business obligations immediately preceding the Change-in-Control;

3.	A reduction by the Company in the Executive’s Base Salary in effect on the date preceding the Change-in-Control;

4.
A material reduction in the Executive’s level of participation in any of the Company’s short- and/or long-term incentive compensation plans, employee benefit or retirement plans, policies, practices, or arrangements in which the Executive participates from the levels in place during the fiscal year immediately preceding the Change-in-Control; provided, however, that reductions in the levels of participation in any such plans shall not be deemed to be “Good Reason” if the Executive’s reduced level of participation in each such program remains substantially consistent with the average level of participation of other executives who have positions commensurate with the Executive’s position; or

5.	The failure of the Company to obtain a satisfactory agreement from any successor to the Company to assume and agree to perform its obligations under this Agreement.
(d)
“Termination for Cause” means a decision by the Company to terminate the Executive’s employment for (i) violation of an ELG covenant, (ii) conduct involving a felony criminal offense under U.S. federal or state law or an equivalent violation of the laws of any other  country, (iii) dishonesty, fraud, self-dealing, or material violations of civil law in the course of fulfilling the Executive’s employment duties; (iv) breach of the Executive’s intellectual property agreement or other written agreement with the Company; or (v) willful misconduct injurious to the Company, as determined by the Committee.

EXECUTIVE LEADERSHIP GROUP AGREEMENT

United Technologies Corporation

This Executive Leadership Group Agreement (the “ELG Agreement”) is entered into between Rahul Ghai (hereinafter the “Executive”) and United Technologies Corporation (“UTC”), a Delaware corporation, with an office and place of business at 10 Farm Springs Road, Farmington, Connecticut (UTC and all its subsidiaries, divisions and affiliates are hereinafter referred to as the “Company”).

The Executive acknowledges receipt of the materials summarizing the United Technologies Corporation’s Executive Leadership Group (“ELG”) Program and the benefits available to the Executive as a member of the ELG, as well as the Executive’s obligations and commitments to the Company as an ELG member.  Capitalized terms in this ELG Agreement are defined in Attachment A of the ELG Program materials.

ELG benefits include recognition of status as one of UTC’s most senior leaders, with annual Long-Term Incentive Plan awards and annual bonus awards commiserate with your ELG status, a significant restricted stock unit (RSU) retention award, disability benefits, and an annual car allowance.  Following three years of ELG service, the ELG Restricted Stock Unit Retention Award (the “ELG RSU Retention Award”) provides for vesting in the event of a Qualifying Separation.  A “Qualifying Separation” means and includes a Mutually Agreeable Termination, a Change in Control Termination, or retirement at age 62 or later.  Vesting is also subject to compliance with ELG Covenants.  The ELG RSU Retention Award will not vest in the case of a Termination for Cause.  The amounts realized in the event of the vesting of the ELG RSU Retention Award will be offset and reduced by the full amount (if any) of cash severance benefits that the Executive may separately be entitled to receive from the Company based on any employment agreement or other contractual obligation or statutory scheme, including mandated termination indemnities or similar benefits.  The Executive agrees that in the event of such an offset, the Executive’s commitments under the ELG remain in full force and effect.

While employed and following termination of employment, the Executive agrees to protect and not to disclose Company Information until such information has become public or is no longer material or relevant to the Company.  While employed and for a two year period following termination of employment, the Executive agrees to refrain from soliciting Company employees or engaging in other activities that might reasonably be expected to induce an employee to leave the Company.  For a one-year period following termination of employment, the Executive agrees to be bound by a one-year non-compete agreement.  In the event of a Qualifying Separation, the Executive will vest in the ELG RSU Retention Award provided the Executive agrees to certain additional commitments to the Company, including an additional one year non-compete agreement and a waiver of claims arising from or relating to the termination of the Executive’s employment.  In the event payment is required under local law for enforcement of a non-compete, the Executive agrees that the Company may structure payments and/or distribution of amounts payable pursuant to this ELG Agreement, and/or the ELG RSU Retention Award, or payments in lieu thereof, at the time of separation to satisfy local requirements, which may include adjustments to method, form and timing of benefits, provided such payments are not subject to IAC Section 409A.

ELG membership requires commitment to UTC share ownership guidelines.  The value of an ELG member’s UTC share ownership must equal or exceed three times (3x) annual base salary within five years of appointment to the ELG.

In consideration of the ELG benefits, the Executive hereby commits to membership in the ELG effective July 15, 2019 in accordance with the terms and conditions set forth in this Agreement and as further described in the ELG Program materials.  In consideration of ELG membership, the Executive hereby acknowledges and accepts the obligations and commitments to the Company, including postemployment restrictions and protective covenants as described in this Agreement and the ELG Program materials.  The Company, in turn, agrees to provide ELG benefits to the Executive upon receipt of this signed Agreement in accordance with this Agreement and as described in the ELG Program materials.

/s/ Rahul Ghai
Rahul Ghai
Vice President & Chief Financial Officer
Otis Elevator

10/20/2019
Date

UNITED TECHNOLOGIES CORPORATION

By	/s/ Elizabeth B. Amato
Elizabeth B. Amato
Executive Vice President and Chief Human Resources Officer

11/5/2019
Date

Attachment A

Executive Leadership Group Program Definitions

(a)	“Committee” means the Compensation Committee of the Board of Directors.

(b)	“Company” means United Technologies Corporation and its subsidiaries, divisions and affiliates.

(c)
“Company Information” means (i) confidential or proprietary information, including without limitation, information received from third parties under confidential or proprietary conditions; (ii) information subject to the Company’s attorney-client or work-product privilege; and (iii) other technical, business or financial information, the use or disclosure of which might reasonably be construed to be contrary to the Company’s interests.

(d)	“Qualifying Separation” means and includes a Mutually Agreeable Termination, a Change- in-Control Termination, or retirement at age 62 or later.

(i)
“Mutually Agreeable Termination” means a decision by the Company, in its sole discretion, to terminate the Executive’s employment with the Company as a result of circumstances described in this paragraph and the Executive’s acknowledgment and agreement that his/her employment will end as a result of such circumstances.  Circumstances that may result in a Mutually Agreeable Termination include management realignment, change in business conditions or priorities, the sale or elimination of the Executive’s business unit or any other change in business circumstances that materially and adversely affects the Executive’s role within the Company or such circumstances that preclude continued employment at the ELG level, in all cases as determined by the Executive Vice President and Chief Human Resources Officer.  Neither a unilateral voluntary resignation nor a Termination for Cause will constitute a Mutually Agreeable Termination.

(ii)
“Change-in-Control Termination” means either the involuntary termination of the Executive’s employment by the Company (other than a Termination for Cause) or the voluntary resignation by the Executive for Good Reason within 24 months following a Change -in-Control.

(A)	“Change-in-Control” shall mean any of the following events:

1.
An acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a “Person”) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either: (a) the then outstanding shares of common stock of the Corporation (the “Outstanding Corporation Common Stock”); or (b) the combined voting power of the then outstanding voting securities of the Corporation entitled to vote generally in the election of directors (the “Outstanding Corporation Voting Securities”); provided, however, that for purposes of this section 1, the following acquisitions shall not constitute a Change-in-Control: (1) any acquisition directly from the Corporation, (2) any acquisition by the Corporation, (3) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Corporation or any entity controlled by the Corporation, or (4) any acquisition by any entity pursuant to a transaction that complies with clauses (a), (b) and (c) of subsection (3) of this Section (d)(ii)(A); or

2.
A change in the composition of the Board such that the individuals who, as of the Effective Date, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that for purposes of this Section (d)(2)(A), any individual who becomes a member of the Board subsequent to the Effective Date whose election, or nomination for election by the Corporation’s shareowners, was approved by a vote of at least two-thirds of those individuals who are members of the Board and who were also members of the Incumbent Board (or deemed to be pursuant to this proviso) shall be considered as though such individual were a member of the Incumbent Board; provided further, that any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board shall not be considered as a member of the Incumbent Board; or

3.
The consummation of a reorganization, merger, statutory share exchange or consolidation or similar transaction involving the Corporation or any of its subsidiaries or a sale or other disposition of all or substantially all of the assets of the Corporation, or the acquisition of assets or stock of another entity by the Corporation or any of its subsidiaries, (a “Business Combination”), in each case, unless following such Business Combination, (a) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Corporation Common Stock and Outstanding Corporation Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of common stock (or, for a non-corporate entity, equivalent securities) and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors (or, for a non-corporate entity, equivalent securities), as the case may be, of the entity resulting from such Business Combination (including an entity that, as a result of such transaction, owns the Corporation or all or substantially all of the Corporation’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Corporation Common Stock and Outstanding Corporation Voting Securities, as the case may be, (b) no Person (excluding any entity resulting from such Business Combination or any employee benefit plan (or related trust) of the Corporation or such entity resulting from such Business Combination) beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock (or, for a non-corporate entity, equivalent securities) of the entity resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such entity except to the extent that such ownership existed prior to the Business Combination, and (c) at least a majority of the members of the Board of Directors (or, for a non-corporate entity, equivalent body or committee) of the entity resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

4.	The approval by the shareholders of the Corporation of a complete liquidation or dissolution of the Corporation.

The sale, merger or other transaction affecting any subsidiary or business unit of the Corporation will in no case be considered a Change-in-Control under this Program.

If an Award is determined to constitute nonqualified deferred compensation within the meaning of Section 409A of the Code, a Change-in-Control shall not constitute a settlement or distribution event with respect to such Award, or an event that otherwise changes the timing of settlement or distribution of such Award, unless the Change-in-Control also constitutes an event described in Section 409A(a)(2)(v) of the Code and the regulations promulgated thereunder (a “Section 409A CIC”); provided, however, that whether or not a Change-in-Control is a Section 409A CIC, such Change-in-Control shall result in the accelerated vesting of such Award to the extent provided by the Award Agreement, this Plan, any Individual Agreement or otherwise by the Committee.

(B)
“Good Reason” means, voluntary termination of the Executive’s employment within twenty-four (24) months of a Change-in-Control and the occurrence of any of the following without a Participant’s consent: (i) a material reduction in the Participant’s annual base salary, annual bonus opportunities, long-term incentive opportunities or other compensation and benefits in the aggregate from those in effect immediately prior to the Change-in-Control; (ii) a material diminution in the Participant’s title, duties, authority, responsibilities, functions or reporting relationship from those in effect immediately prior to the Change-in-Control; (iii) a mandatory relocation of the Participant’s principal location of employment greater than 50 miles from immediately prior to the Change-in-Control; or (iv) The failure of the Company to obtain a satisfactory agreement from any successor to the Company to assume and agree to perform its obligations under this Agreement.

In order to invoke a termination for Good Reason, the Participant shall provide written notice to the Corporation of the existence of one or more of the conditions described in clauses (i) through (iv) within 90 days following the Participant’s knowledge of the initial existence of such condition or conditions, and the Corporation shall have 30 days following receipt of such written notice (the “Cure Period”) during which it may cure the condition, if curable. If the Corporation fails to cure the condition constituting Good Reason during the Cure Period, the Participant must terminate employment, if at all, within one year following the end of the Cure Period in order for such termination to constitute a termination for Good Reason. The Participant’s mental or physical incapacity following the occurrence of an event described above in clauses (i) through (iii) shall not affect the Participant’s ability to terminate employment for Good Reason.

(e)
“Termination for Cause” means a decision by the Company to terminate the Executive’s employment for (i) violation of an ELG covenant, (ii) conduct involving a felony criminal offense under U.S. federal or state law or an equivalent violation of the laws of any other  country, (iii) dishonesty, fraud, self-dealing, or material violations of civil law in the course of fulfilling the Executive’s employment duties; (iv) breach of the Executive’s intellectual property agreement or other written agreement with the Company; (v) willful misconduct injurious to the Company, as determined by the Committee; (vi) negligent conduct injurious to the Company, including negligent supervision of a subordinate who causes significant harm to the Company as determined by the Committee; or (vii) prior to a Change-in-Control, such other events as shall be determined by the Committee. Following a Change-in-Control, any determination by the Committee as to whether “Cause” exists shall be subject to de novo review.

EXECUTIVE LEADERSHIP GROUP AGREEMENT

United Technologies Corporation

This Executive Leadership Group Agreement (the “ELG Agreement”} is entered into between Stephane De Montlivault (hereinafter the “Executive”) and United Technologies Corporation (“UTC”), a Delaware corporation, with an office and place of business at 10 Farm Springs Road, Farmington, Connecticut (UTC and all its subsidiaries, divisions and affiliates are hereinafter referred to as the “Company”).

The Executive acknowledges receipt of the materials summarizing the United Technologies Corporation’s Executive Leadership Group (“ELG”) Program and the benefits available to the Executive as a member of the ELG, as well as the Executive’s obligations and commitments to the Company as an ELG member.  Capitalized terms in this ELG Agreement are defined in Attachment A of the ELG Program materials.

ELG benefits include a restricted stock unit (RSU) retention award, disability benefits, and an annual car allowance.  Following three years of ELG service, the ELG Restricted Stock Unit Retention Award (the “ELG RSU Retention Award”) provides for vesting in the event of a Qualifying Separation.  A “Qualifying Separation” means and includes a Mutually Agreeable Termination, a Change in Control Termination, or retirement at age 62 or later.  Vesting is also subject to compliance with ELG Covenants.  The ELG RSU Retention Award will not vest in the case of a Termination for Cause.  The amounts realized in the event of the vesting of the ELG RSU Retention Award will be offset and reduced by the full amount (if any) of cash severance benefits that the Executive may separately be entitled to receive from the Company based on any employment agreement or other contractual obligation or statutory scheme, including mandated termination indemnities or similar benefits.

While employed and following termination of employment, the Executive agrees to protect and to not disclose Company Information, until such information has become public or is no longer material or relevant to the Company.  While employed and for a two year period following termination of employment, the Executive agrees to refrain from activities that might reasonably be expected to induce an employee to leave the Company.  In the event of a Qualifying Separation, the Executive will vest in the ELG RSU Retention Award provided the Executive agrees to certain additional commitments to the Company, including a two year non-compete agreement and a waiver of claims arising from or relating to the termination of the Executive’s employment.

ELG membership requires commitment to UTC share ownership guidelines.  The value of an ELG member’s UTC share ownership must equal or exceed three times (3x) annual base salary within five years of appointment to the ELG.

In consideration of the ELG benefits, the Executive hereby commits to membership in the ELG effective December 1, 2017 in accordance with the terms and conditions set forth in this Agreement and as further described in the ELG Program materials.  In consideration of ELG membership, the Executive hereby acknowledges and accepts the obligations and commitments to the Company, including postemployment restrictions and protective covenants as described in this Agreement and the ELG Program materials.  The Company, in turn, agrees to provide ELG benefits to the Executive upon receipt of this signed Agreement in accordance with this Agreement and as described in the EL Program materials.

/s/ Stephane De Montlivault
Stephane De Montlivault
President, Otis Asia Pacific

8 December 2017
Date

UNITED TECHNOLOGIES CORPORATION

By	/s/ Elizabeth B. Amato
Elizabeth B. Amato
Executive Vice President and Chief Human Resources Officer

12/19/17
Date

Attachment A

Definitions

The following terms shall have the following meanings for purposes of the Executive Leadership Group Program, including all agreements, awards and benefits:

(a)	“Company” means United Technologies Corporation and its subsidiaries, divisions and affiliates.
(b)
“Company Information” means (i) confidential or proprietary information including without limitation information received from third parties under confidential or proprietary conditions; (ii) information subject to the Company’s attorney-client or work-product privilege; and (iii) other technical, business or financial information, the use or disclosure of which might reasonably be construed to be contrary to the Company’s interests.

(c)	“Qualifying Separation” means and includes a Mutually Agreeable Termination, a Change- in-Control Termination, or retirement at age 62 or later.
(i)
 “Mutually Agreeable Termination” means a decision by the Company, in its sole discretion, to terminate the Executive’s employment with the Company as a result of circumstances described in this paragraph and the Executive’s acknowledgment and agreement that his/her employment will end as a result of such circumstances.  Circumstances that may result in a Mutually Agreeable Termination include management realignment, change in business conditions or priorities, the sale or elimination of the Executive’s business unit or any other change in business circumstances that materially and adversely affects the Executive’s role within the Company or such circumstances that preclude continued employment at the ELG level, in all cases as determined by the Executive Vice President and Chief Human Resources Officer.  Neither a unilateral voluntary resignation nor a Termination for Cause will constitute a Mutually Agreeable Termination.

(ii)
“Change-in-Control Termination” means either the involuntary termination of the Executive’s employment by the Company (other than a Termination for Cause) or the voluntary resignation by the Executive for Good Reason within 24 months following a Change-in-Control.

(A)	“Change-in-Control” shall mean any of the following events:
1.
The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act (a “Person”)) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of the then-outstanding Shares of Common Stock plus any other outstanding shares of stock of the Corporation entitled to vote in the election of directors (the “Outstanding Corporation Voting Securities”); provided, however, that the Corporation and any employee benefit plan (or related trust) sponsored by it shall not be deemed to be a Person; or

2.
A change in the composition of the Board such that the individuals who constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board. For this purpose, any individual whose election or nomination for election by the Corporation’s shareowners was approved by a vote of at least two-thirds of the directors then comprising the Incumbent Board shall be considered a member of the Incumbent Board; or

3.
The consummation of a reorganization, merger, statutory share exchange or consolidation or similar corporate transaction involving the Corporation or any of its Subsidiaries or a sale or other disposition of substantially all of the assets of the Corporation or a material acquisition of assets or stock of another entity by the Corporation or any of its Subsidiaries, (each, a “Business Combination”) if:

a.
the individuals and entities that were the beneficial owners of the Outstanding Corporation Voting Securities immediately prior to such Business Combination do not beneficially own, directly or indirectly, more than 50% of the then-outstanding shares of stock and the combined voting power of the then-outstanding voting securities of the corporation resulting from such Business Combination; or

b.	a Person beneficially owns, directly or indirectly, 20% or more of the then-outstanding shares of stock of the corporation resulting from such Business Combination; or
c.	members of the Incumbent Board do not comprise at least a majority of the members of the board of directors of the corporation resulting from such Business Combination; or
4.	A complete liquidation or dissolution of the Corporation.
If an Award is determined to be subject to Section 409A of the Code, the payment or settlement of the Award shall accelerate upon a Change-in-Control only if the event also constitutes a “change in ownership,” “change in effective control,” or “change in the ownership of a substantial portion of the Corporation’s assets” as defined under Section 409A of the Code. Any adjustment to the Award that does not affect the Award’s status under Section 409A (including, but not limited to, accelerated vesting or adjustment of the amount of the Award) may occur upon a Change-in-Control as defined herein without regard to this paragraph, even if the event does not constitute a Change-in-Control under Section 409A.

(B)	“Good Reason” means voluntary termination of the Executive’s employment within twenty-four (24) months of a Change-in-Control and the occurrence of any one or more of the following:

1.
The assignment of the Executive to a position that is materially inconsistent with the Executive’s authorities, duties, responsibilities, and status (including reporting relationships) as an employee of the Company, or a material reduction or change in the nature or status of the Executive’s authorities, duties, or responsibilities from those in effect immediately preceding a Change-in-Control;

2.
The Company requires the Executive to be based at a location which is at least fifty (50) miles further from the Executive’s current primary residence than such residence is from the Executive’s current job location, except for required travel on Company business to an extent substantially consistent with the Executive’s business obligations immediately preceding the Change-in-Control;

3.	A reduction by the Company in the Executive’s Base Salary in effect on the date preceding the Change-in-Control;

4.
A material reduction in the Executive’s level of participation in any of the Company’s short- and/or long-term incentive compensation plans, employee benefit or retirement plans, policies, practices, or arrangements in which the Executive participates from the levels in place during the fiscal year immediately preceding the Change-in-Control; provided, however, that reductions in the levels of participation in any such plans shall not be deemed to be “Good Reason” if the Executive’s reduced level of participation in each such program remains substantially consistent with the average level of participation of other executives who have positions commensurate with the Executive’s position; or

5.	The failure of the Company to obtain a satisfactory agreement from any successor to the Company to assume and agree to perform its obligations under this Agreement.
(d)
“Termination for Cause” means a decision by the Company to terminate the Executive’s employment for (i) violation of an ELG covenant, (ii) conduct involving a felony criminal offense under U.S. federal or state law or an equivalent violation of the laws of any other  country, (iii) dishonesty, fraud, self-dealing, or material violations of civil law in the course of fulfilling the Executive’s employment duties; (iv) breach of the Executive’s intellectual property agreement or other written agreement with the Company; or (v) willful misconduct injurious to the Company, as determined by the Committee.

EXECUTIVE LEADERSHIP GROUP AGREEMENT

United Technologies Corporation

This Executive Leadership Group Agreement (the “ELG Agreement”) is entered into between Thomas R. Vining (hereinafter the “Executive”) and United Technologies Corporation (“UTC”), a Delaware corporation, with an office and place of business at Farmington, Connecticut (UTC and all its subsidiaries, divisions and affiliates are hereinafter referred to as the “Company”).

The Executive acknowledges receipt of the materials summarizing the United Technologies Corporation’s Executive Leadership Group (“ELG”) Program and the benefits available to the Executive as a member of the ELG, as well as the Executive’s obligations and commitments to the Company as an ELG member.  Capitalized terms in this ELG Agreement are defined in Attachment A of the ELG Program materials.

ELG benefits include a restricted stock unit (RSU) retention award, disability benefits, and an annual car allowance.  Following three years of ELG service, the ELG Restricted Stock Unit Retention Award (the “ELG RSU Retention Award”) provides for vesting in the event of a Qualifying Separation.  A “Qualifying Separation” means and includes a Mutually Agreeable Termination, a Change in Control Termination, or retirement at age 62 or later.  Vesting is also subject to compliance with ELG Covenants.  The ELG RSU Retention Award will not vest in the case of a Termination for Cause.

While employed and following termination of employment, the Executive agrees to protect and to not disclose Company Information, until such information has become public or is no longer material or relevant to the Company.  While employed and for a two-year period following termination of employment, the Executive agrees to refrain from activities that might reasonably be expected to induce an employee to leave the Company.  In the event of a Qualifying Separation, the Executive will vest in the ELG RSU Retention Award provided the Executive agrees to certain additional commitments to the Company, including a three year non-compete agreement and a waiver of claims arising from or relating to the termination of the Executive’s employment.

ELG membership requires commitment to UTC share ownership guidelines.  The value of an ELG member’s UTC share ownership must equal or exceed three times (3x) annual base salary within five years of appointment to the ELG.

In consideration of the ELG benefits, the Executive hereby commits to membership in the ELG effective January 1, 2016 in accordance with the terms and conditions set forth in this Agreement and as further described in the ELG Program materials.  In consideration of ELG membership, the Executive hereby acknowledges and accepts the obligations and commitments to the Company, including postemployment restrictions and protective covenants as described in this Agreement and the ELG Program materials.  The Company, in turn, agrees to provide ELG benefits to the Executive upon receipt of this signed Agreement in accordance with this Agreement and as described in the ELG Program materials.

/s/ Thomas R. Vining
Thomas R. Vining
President, Otis Americas
Otis

2/11/2016
Date

UNITED TECHNOLOGIES CORPORATION

By	/s/ Elizabeth B. Amato
Elizabeth B. Amato
Executive Vice President and Chief Human Resources Officer

2/16/16
Date

Attachment A

Definitions

The following terms shall have the following meanings for purposes of the Executive Leadership Group Program, including all agreements, awards and benefits:

(a)	“Company” means United Technologies Corporation and its subsidiaries, divisions and affiliates.
(b)
“Company Information” means (i) confidential or proprietary information including without limitation information received from third parties under confidential or proprietary conditions; (ii) information subject to the Company’s attorney-client or work-product privilege; and (iii) other technical, business or financial information, the use or disclosure of which might reasonably be construed to be contrary to the Company’s interests.

(c)	“Qualifying Separation” means and includes a Mutually Agreeable Termination, a Change- in-Control Termination, or retirement at age 62 or later.
(i)
 “Mutually Agreeable Termination” means a decision by the Company, in its sole discretion, to terminate the Executive’s employment with the Company as a result of circumstances described in this paragraph and the Executive’s acknowledgment and agreement that his/her employment will end as a result of such circumstances.  Circumstances that may result in a Mutually Agreeable Termination include management realignment, change in business conditions or priorities, the sale or elimination of the Executive’s business unit or any other change in business circumstances that materially and adversely affects the Executive’s role within the Company or such circumstances that preclude continued employment at the ELG level, in all cases as determined by the Executive Vice President and Chief Human Resources Officer.  Neither a unilateral voluntary resignation nor a Termination for Cause will constitute a Mutually Agreeable Termination.

(ii)
“Change-in-Control Termination” means either the involuntary termination of the Executive’s employment by the Company (other than a Termination for Cause) or the voluntary resignation by the Executive for Good Reason within 24 months following a Change in-Control.

(A)	“Change-in-Control” shall mean any of the following events:
1.
The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act (a “Person”)) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of the then-outstanding Shares of Common Stock plus any other outstanding shares of stock of the Corporation entitled to vote in the election of directors (the “Outstanding Corporation Voting Securities”); provided, however, that the Corporation and any employee benefit plan (or related trust) sponsored by it shall not be deemed to be a Person; or

2.
A change in the composition of the Board such that the individuals who constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board. For this purpose, any individual whose election or nomination for election by the Corporation’s shareowners was approved by a vote of at least two-thirds of the directors then comprising the Incumbent Board shall be considered a member of the Incumbent Board; or

3.
The consummation of a reorganization, merger, statutory share exchange or consolidation or similar corporate transaction involving the Corporation or any of its Subsidiaries or a sale or other disposition of substantially all of the assets of the Corporation or a material acquisition of assets or stock of another entity by the Corporation or any of its Subsidiaries, (each, a “Business Combination”) if:

a.
the individuals and entities that were the beneficial owners of the Outstanding Corporation Voting Securities immediately prior to such Business Combination do not beneficially own, directly or indirectly, more than 50% of the then-outstanding shares of stock and the combined voting power of the then-outstanding voting securities of the corporation resulting from such Business Combination; or

b.	a Person beneficially owns, directly or indirectly, 20% or more of the then-outstanding shares of stock of the corporation resulting from such Business Combination; or
c.	members of the Incumbent Board do not comprise at least a majority of the members of the board of directors of the corporation resulting from such Business Combination; or
4.	A complete liquidation or dissolution of the Corporation.
If an Award is determined to be subject to Section 409A of the Code, the payment or settlement of the Award shall accelerate upon a Change-in-Control only if the event also constitutes a “change in ownership,” “change in effective control,” or “change in the ownership of a substantial portion of the Corporation’s assets” as defined under Section 409A of the Code. Any adjustment to the Award that does not affect the Award’s status under Section 409A (including, but not limited to, accelerated vesting or adjustment of the amount of the Award) may occur upon a Change-in-Control as defined herein without regard to this paragraph, even if the event does not constitute a Change-in-Control under Section 409A.

(B)	“Good Reason” means voluntary termination of the Executive’s employment within twenty-four (24) months of a Change-in-Control and the occurrence of any one or more of the following:

1.
The assignment of the Executive to a position that is materially inconsistent with the Executive’s authorities, duties, responsibilities, and status (including reporting relationships) as an employee of the Company, or a material reduction or change in the nature or status of the Executive’s authorities, duties, or responsibilities from those in effect immediately preceding a Change-in-Control;

2.
The Company requires the Executive to be based at a location which is at least fifty (50) miles further from the Executive’s current primary residence than such residence is from the Executive’s current job location, except for required travel on Company business to an extent substantially consistent with the Executive’s business obligations immediately preceding the Change-in-Control;

3.	A reduction by the Company in the Executive’s Base Salary in effect on the date preceding the Change-in-Control;

4.
A material reduction in the Executive’s level of participation in any of the Company’s short- and/or long-term incentive compensation plans, employee benefit or retirement plans, policies, practices, or arrangements in which the Executive participates from the levels in place during the fiscal year immediately preceding the Change-in-Control; provided, however, that reductions in the levels of participation in any such plans shall not be deemed to be “Good Reason” if the Executive’s reduced level of participation in each such program remains substantially consistent with the average level of participation of other executives who have positions commensurate with the Executive’s position; or

5.	The failure of the Company to obtain a satisfactory agreement from any successor to the Company to assume and agree to perform its obligations under this Agreement.
(d)
“Termination for Cause” means a decision by the Company to terminate the Executive’s employment for (i) violation of an ELG covenant, (ii) conduct involving a felony criminal offense under U.S. federal or state law or an equivalent violation of the laws of any other  country, (iii) dishonesty, fraud, self-dealing, or material violations of civil law in the course of fulfilling the Executive’s employment duties; (iv) breach of the Executive’s intellectual property agreement or other written agreement with the Company; or (v) willful misconduct injurious to the Company, as determined by the Committee.